LCI Industries Q1 2024 Earnings Conference Call May 8, 2024 1

FORWARD-LOOKING STATEMENTS This presentation contains certain “forward-looking statements” with respect to our financial condition, results of operations, profitability, margin growth, business strategies, operating efficiencies or synergies, competitive position, growth opportunities, acquisitions, plans and objectives of management, markets for the Company’s common stock, the impact of legal proceedings, and other matters. Statements in this presentation that are not historical facts are “forward-looking statements” for the purpose of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended, and involve a number of risks and uncertainties. Forward-looking statements, including, without limitation, those relating to the Company's future business prospects, net sales, expenses and income (loss), capital expenditures, tax rate, cash flow, financial condition, liquidity, covenant compliance, retail and wholesale demand, integration of acquisitions, R&D investments, commodity prices and industry trends, whenever they occur in this presentation are necessarily estimates reflecting the best judgment of the Company's senior management at the time such statements were made. There are a number of factors, many of which are beyond the Company’s control, which could cause actual results and events to differ materially from those described in the forward-looking statements. These factors include, in addition to other matters described in this presentation, the impacts of future pandemics, geopolitical tensions, armed conflicts, or natural disaster on the global economy and on the Company's customers, suppliers, employees, business and cash flows, pricing pressures due to domestic and foreign competition, costs and availability of, and tariffs on, raw materials (particularly steel and aluminum) and other components, seasonality and cyclicality in the industries to which we sell our products, availability of credit for financing the retail and wholesale purchase of products for which we sell our components, inventory levels of retail dealers and manufacturers, availability of transportation for products for which we sell our components, the financial condition of our customers, the financial condition of retail dealers of products for which we sell our components, retention and concentration of significant customers, the costs, pace and successful integration of acquisitions and other growth initiatives, availability and costs of production facilities and labor, team member benefits, team member retention, realization and impact of expansion plans, efficiency improvements and cost reductions, the disruption of business resulting from natural disasters or other unforeseen events, the successful entry into new markets, the costs of compliance with environmental laws, laws of foreign jurisdictions in which we operate, other operational and financial risks related to conducting business internationally, and increased governmental regulation and oversight, information technology performance and security, the ability to protect intellectual property, warranty and product liability claims or product recalls, interest rates, oil and gasoline prices and availability, the impact of international, national and regional economic conditions and consumer confidence on the retail sale of products for which we sell our components, and other risks and uncertainties discussed more fully under the caption “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2023, and in the Company’s subsequent filings with the Securities and Exchange Commission, including the Company's Quarterly Reports on the 10-Q. Readers of this presentation are cautioned not to place undue reliance on these forward- looking statements, since there can be no assurance that these forward-looking statements will prove to be accurate. The Company disclaims any obligation or undertaking to update forward-looking statements to reflect circumstances or events that occur after the date the forward-looking statements are made, except as required by law. This presentation includes certain non-GAAP financial measures, such as EBITDA, net debt to EBITDA leverage, and free cash flow. These non-GAAP financial measures should not be considered a substitute for the comparable GAAP financial measures. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure are included in the presentation. 2

First Quarter 2024 Highlights Financial Performance ■ Net sales of $968 million in the first quarter, down 1% year-over-year ■ Net income of $37 million in the first quarter, up 403% year-over-year ■ EBITDA1 of $90 million in the first quarter, up 72% year-over-year ■ Inventory reductions of $34 million in the first quarter of 2024 Diversification and operational execution supporting enhanced profitability Executing on Diversification ■ Resilience in Aftermarket, international, and other adjacencies are supporting profitability ■ Aftermarket and adjacent industries currently make up 57% of total Company sales Expanding Industry Presence ■ 10+ top towable RV brands using ABS brakes, growing market share into double-digits ■ Acquired furniture business assets of Camping World Holdings Inc. subsidiary in May 2024 in a joint effort to further improve the customer experience and strategically expand Lippert's offerings 3 1 Additional information regarding EBITDA and free cash flow, as well as reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measure, is provided in the Appendix 2 For twelve months ended March 31, 2024 Balanced Capital Allocation ■ Returned $27 million of capital to shareholders with quarterly dividend ■ Disciplined spending on capital expenditures with $9 million in the first quarter, compared to $17 million in the first quarter of 2023

Performance and Trends • 73,500 wholesale towable units shipped in Q1 2024, up 17% YOY • Q1 2024 RV OEM sales up 15% YoY • Current 2024 North American forecast of 325 - 350k wholesale units • April 2024 net sales up 12% over April 2023, reflecting gradual industry recovery RV OEM - NET SALES Content per Wholesale Unit • Travel trailer and fifth-wheel RV content of $5,097 for Q1 20241, up 1% sequentially over Q4 2023 • Motorhome content of $3,656 for Q1 20241, up 4% sequentially over Q4 2023 4 Net Sales (in thousands) 1 For twelve months ended March 31, 2024

Performance and Trends • Q1 2024 Adjacent Industries sales down 17% YoY • Decrease primarily driven by declines in the Marine market due to inflation and elevated interest rates impacting retail consumers ◦ Anticipating that pressure on marine sales will start decreasing toward the end of the year • Leveraging innovation to expand Marine content through products like our shallow anchor systems, thrusters, seating, and electric biminis • Resiliency in transit, utility trailer, and building products markets have lessened the impact from NA marine softness ADJACENT INDUSTRIES OEM - NET SALES 5 Net Sales (in thousands)

Performance and Trends • Q1 2024 sales down 3% year over year, driven by softness in the marine market, partially offset by growth in the automotive aftermarket • 220bps YOY margin expansion driven by decreased commodity costs and pricing changes to targeted products • Innovation driving ongoing portfolio expansion through sophisticated products, catering to the new generation of outdoor enthusiasts • Thousands of RV units continue to enter the repair and replacement cycle AFTERMARKET SEGMENT 6 Net Sales (in thousands)

Performance and Trends • Q1 2024 sales up 5% YoY • Maintaining focus on introducing popular European products in North American markets, including window blinds, pop top, and B-vans • International results include RV OEM, Adjacent Industries OEM, and Aftermarket net sales • Continue to see positive results and demand in international adjacent industries such as our Rail business INTERNATIONAL BUSINESS - NET SALES 7 Net Sales (in thousands)

INNOVATION AS A CULTURE

Constant innovation continues to drive long-term content expansion



DoubleCOOL Acrylic Cooling Solutions


LIPPERT

ABS (Anti-Lock Braking System)


CURT

CURT® Enhanced Pin Box Solutions



OneControl® Auto featuring True Course™



Independent Suspension


FURRION

Furrion® 18K Chill Cube Air Conditioner



Solera® 3000 Off-Grid Series Solar awning



Titan Leveling Systems™ Towable & Motorized



SureShade® Forward Facing Power Bimini



New Window Designs and Integrated Shades

Continued focus on innovation has resulted in a record number of product introductions in the last 10 years

8

GROWTH STRATEGY Prioritizing ample liquidity and investments back into the company Balanced Capital Allocation Strategy • Reduce leverage • Investment in the business, with focus on automation projects • Execute strategic acquisitions and divestitures • Return capital to shareholders Continue Execution of our Diversification Strategy • Expanding market share in our Non-RV OEM channel to increase stability • Continue to expand offerings in our various markets through innovations and acquisitions Leveraging Strengths to Win Market Share • Continue to innovate, bringing new and useful offerings to the space • Focusing on long term content per unit growth in all groups • Unlocking cross-selling opportunities through new acquisitions and partnerships 9

Q1 2024 FINANCIAL PERFORMANCE * Additional information regarding EBITDA, as well as reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. 10

As of and for the three months ended March 31 LIQUIDITY AND CASH FLOW 2024 2023 Cash and Cash Equivalents $23M $23M Remaining Availability under Revolving Credit Facility(1) $154M $318M Capital Expenditures $9M $17M Dividends $27M $27M Debt / Net Income (TTM) 9.2x 5.2x Net Debt/EBITDA (TTM)(2)(3) 2.9x 2.4x Cash from Operating Activities $(8)M $75M Free Cash Flow(4) $(16)M $58M (1) Remaining availability under the revolving credit facility is subject to covenant restrictions. (2) 2024 Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $855M, less Cash of $23M, resulted in Net Debt of $833M at March 31, 2024, divided by Earnings Before Interest, Taxes, Depreciation, and Amortization, "EBITDA" (Net Income of $93M adding back Interest of $39M, Taxes of $28M, and Depreciation and Amortization of $132M), resulting in $292M EBITDA for the twelve months ended March 31, 2024. The GAAP debt / Net income ratio was $855M / $93M or 9.2x. The leverage ratio formula for our debt covenants under our credit agreement contain additional adjustments not included in the non-GAAP measure presented above. (3) 2023 Net Debt/EBITDA ratio is a non-GAAP financial measure and is calculated as follows: Debt of $1,081M, less Cash of $23M, resulted in Net Debt of $1,058M at March 31, 2023, divided by EBITDA (Net Income of $206M, adding back Interest of $32M, Taxes of $66M, and Depreciation and Amortization of $130M), resulting in $434M EBITDA for the twelve months ended March 31, 2023. The GAAP debt / Net income ratio was $1,081M / $206M or 5.2x. (4) Additional information regarding free cash flow, as well as a reconciliation of this non-GAAP financial measure to the most directly comparable GAAP financial measure, is provided in the Appendix. 11

Reconciliation of Non-GAAP Measures APPENDIX EBITDA Three Months Ended March 31, ($ in thousands) 2024 2023 Net income $ 36,545 $ 7,259 Interest expense, net 9,321 10,394 Provision for income taxes 11,745 2,390 Depreciation and amortization 32,689 32,499 EBITDA $ 90,300 $ 52,542 FREE CASH FLOW Three Months Ended March 31, ($ in thousands) 2024 2023 Net cash flows (used in) provided by operating activities $ (7,654) $ 74,676 Capital expenditures (8,608) (17,159) Free cash flow $ (16,262) $ 57,517 12 EBITDA and free cash flow are non-GAAP performance measures included to illustrate and improve comparability of the Company's results from period to period. EBITDA is defined as net income (loss) before interest expense, provision (benefit) for income taxes, depreciation and amortization expense. Free cash flow is defined as net cash flows provided by operating activities minus capital expenditures. The Company considers these non-GAAP measures in evaluating and managing the Company's operations and believes that discussion of results adjusted for these items is meaningful to investors because they provide a useful analysis of ongoing underlying trends. The adjusted measures are not in accordance with, nor are they a substitute for, GAAP measures, and they may not be comparable to similarly titled measures used by other companies.

13